Amendment to the “Letter of Intent” from Beacon Global Partners, LLC; dated April 1, 2014 and executed by Davis, Bianco, Miller and Starr collectively on April 2, 2014.

The parties (Davis, Bianco, Miller and Starr) collectively agree to amend the “Letter of Intent”, and intend for the following understanding regarding the Board of Directors to be included in the Letter of Intent and any formal binding agreements that follow without condition.

1)	“The Board of directors will consist of Davis, Bianco, Miller and Starr. Davis’ vote on the Board of Directors will account for 30%, Bianco’s vote will account for 30%, Millers vote will account for 20% and Starr’s vote will account for 20%.

2)	Collectively, Davis and Bianco will maintain 60% voting majority on the Board of Directors until BGP, LLC is able to close or the “Letter of Intent” terminates, whichever comes first.

3)	Collectively, Miller and Starr will hold 40% of the minority vote

4)	In the event something should happen to Davis, his vote in entirety shall pass uninterrupted to Bianco with all rights, and this notice shall serve as power of attorney for executing such and Bianco shall have the right without condition to vote on behalf of Davis. In the event something should happen to Bianco, his vote in entirety shall pass uninterrupted to Davis with all rights, and this notice shall serve as power of attorney for executing such and Davis shall have the right without condition to vote on behalf of Bianco.

5)	In the event something should happen to Miller, his vote in entirety shall pass uninterrupted to Starr with all rights, and this notice shall serve as power of attorney for executing such and Starr shall have the right without condition to vote on behalf of Miller. In the event something should happen to Starr, his vote in entirety shall pass uninterrupted to Miller with all rights, and this notice shall serve as power of attorney for executing such and Miller shall have the right without condition to vote on behalf of Starr.

6)	Any future Board Members will serve for a term limit not to exceed three years, or until closing, whichever comes first.

7)	This understanding shall not change, and will be included in any future agreement.

8)	No other changes to the Letter of Intent are implied or follow.

We agree and affix our signatures

FOR THE COMPANY	DATE	4/8/2014

CFO	DATE	4/8/2014

	DATE	4/8/2014

	DATE	4/8/2014